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77Q(1)(e): Copies of any new or amended Registrant investment advisory contracts




                             SUB-ADVISORY AGREEMENT

                                     BETWEEN

                      GOLDMAN SACHS ASSET MANAGEMENT, L.P.

                                       and

                           SSgA FUNDS MANAGEMENT, INC.

            GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND


         THIS SUB-ADVISORY AGREEMENT ("Agreement") is made as of January 6, 2006 by and between GOLDMAN SACHS ASSET MANAGEMENT, L.P. ("Investment Manager") and SSgA FUNDS MANAGEMENT, INC. ("Sub-Adviser").

         WHEREAS, Goldman Sachs Variable Insurance Trust, a Delaware statutory trust ("Trust"), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

         WHEREAS, pursuant to a Management Agreement ("Management Agreement") by and between the Trust and the Investment Manager, the Trust has appointed the Investment Manager to furnish investment advisory and other services to the Trust on behalf of the Trust's Equity Index Fund ("Fund"); and

         WHEREAS, the Management Agreement authorizes the Investment Manager to provide, either directly or through third parties, investment advisory services with respect to the Fund; and

         WHEREAS, subject to the terms and provisions of this Agreement, the Investment Manager desires to retain the Sub-Adviser to furnish sub-investment advisory services on behalf of the Fund; and

         WHEREAS, this Agreement and the Sub-Adviser have been approved by the vote of the initial shareholder of the Fund, and by the vote of a majority of those members of the Trust's Board of Trustees who are not interested persons of the Investment Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Engagement of the Sub-Adviser. The Investment Manager hereby engages the services of the Sub-Adviser in furtherance of its Management Agreement with the Trust on behalf of the Fund. Pursuant to this Sub-Advisory Agreement and subject to the supervision and oversight of the Investment Manager, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Fund. In this regard, the Sub-Adviser shall determine in its discretion the securities and other investments to be purchased or sold for the Fund, subject at all times to the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The Sub-Adviser shall provide the Investment Manager and the Trust with records concerning its activities which the Investment Manager or the Trust is required to maintain, and shall render regular reports to the Investment Manager and to Officers and Trustees of the Trust concerning its discharge of its responsibilities under this Agreement. Unless the Investment Manager or the Trust instructs otherwise in writing, the Sub-Adviser is authorized to exercise tender and exchange offers and to vote proxies and corporate actions on behalf of the Fund, each as the Sub-Adviser determines is in the best interest of the Fund. The Sub-Adviser shall vote proxies in accordance with its Proxy Voting Policy, a copy of which has been provided to the Investment Manager. The Sub-Adviser shall discharge the foregoing responsibilities subject to the control of the Officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish and provide to the Sub-Adviser in writing, and in compliance with the objectives, policies and limitations for the Fund set forth in the Fund's registration statement under the 1940 Act as amended from time to time and provided to the Sub-Adviser ("Registration Statement"), applicable laws, rules and regulations, and the guidelines, policies or procedures adopted by the Trust's Board of Trustees, or implemented by the Investment Manager, with respect to the Fund or to the Sub-Adviser's activities under this Agreement and provided to the Sub-Adviser in writing ("Board/Investment Manager Procedures"). The Sub-Adviser shall not be responsible for filings proofs of claim with respect to securities held by the Fund.

         The Sub-Adviser accepts its engagement under this Section 1 and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement; provided, however, that the Sub-Adviser shall not be required to pay the cost (including taxes, brokerage commissions and other transaction costs, if any) of securities and other investments purchased or sold for the Fund or any other expenses except as specified in this Agreement. The Sub-Adviser shall not consult with any other sub-investment adviser for the Fund or the Trust (if any) concerning transactions for the Fund or the Trust in securities or other assets.

         The Sub-Adviser agrees to comply with all laws, rules and regulations applicable to its activities in connection with the performance of this Agreement.

2. Fund Transactions. In connection with purchases and sales of portfolio securities for the account of the Fund, neither the Sub-Adviser nor any of its partners, officers or employees shall act as principal, except as otherwise permitted by the 1940 Act. The Sub-Adviser or its agents shall arrange for the placing of orders for the purchase and sale of portfolio securities and other instruments for the Fund's account with brokers or dealers (including affiliates of the Investment Manager and the Sub-Adviser) selected by the Sub-Adviser. In the selection of such brokers or dealers (including affiliates of the Investment Manager and the Sub-Adviser) and the placing of such orders the Sub-Adviser is directed at all times to seek for the Fund the most favorable execution and net price available. It is also understood that it may be desirable for the Fund that Sub-Adviser have access to supplemental investment and market research and security and economic analyses that are consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, and are provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, subject to such conditions and limitations as may be established by the Investment Manager from time to time, if any, the Sub-Adviser is authorized to consider such services provided to the Fund and other accounts over which the Sub-Adviser or any of its affiliates exercises investment discretion and to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Investment Manager and the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its services to other clients. The Sub-Adviser may, on occasions when it deems the purchase or sale of a security to be in the best interests of the Fund as well as its other clients, aggregate, to the extent permitted by applicable laws, rules and regulations, the securities to be sold or purchased in order to obtain the best net price and the most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its obligations to the Fund and to such other clients.

3. Compensation of the Sub-Adviser. For all services to be rendered and payments made as provided in this Agreement, the Investment Manager shall pay the Sub-Adviser, in arrears, each calendar quarter a fee at an annual rate equal to the percentage of the average daily net assets of the Fund set forth with respect to the Fund on Annex A. The "average daily net assets" of the Fund shall be determined on the basis set forth in the Fund's prospectus(es) or otherwise consistent with the 1940 Act and the rules and regulations thereunder.

         The fee for any calendar quarter during which this Agreement is in effect for less than the entire quarter shall be pro-rated based on the number of days during such quarter that the Agreement was in effect.

4. Delivery of Information, Reports and Certain Notifications. The Investment Manager agrees to furnish to the Sub-Adviser current prospectuses, statements of additional information, proxy statements, reports of shareholders, financial statements, charter documents and such other information with regard to the affairs of the Fund as the Sub-Adviser may reasonably request.

         The Sub-Adviser shall report regularly on a timely basis to Investment Manager and to the Board of Trustees of the Trust and shall make appropriate persons available for the purpose of reviewing with representatives of Investment Manager and the Board of Trustees on a regular basis at reasonable times the management of the Fund, the performance of the Fund in relation to standard industry indices and general conditions affecting the marketplace. The Sub-Adviser agrees to render to the Investment Manager such other periodic and special reports on a timely basis regarding its activities under this Agreement as the Investment Manager may reasonably request. In addition, the Sub-Adviser shall assist the Fund and the Investment Manager in complying with the provisions of the Sarbanes-Oxley Act of 2002 and shall, if requested, provide certifications in the form reasonably requested by the Fund relating to the Sub-Adviser's services under this Agreement.

         The Sub-Adviser represents and warrants to the Investment Manager that:
(a) it is registered as an investment adviser under the Investment Advisers Act of 1940 and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed; (b) it will use its reasonable best efforts to maintain each such registration or license in effect at all times during the term of this Agreement; and (c) it is duly organized and validly existing, and is authorized to enter into this Agreement and to perform its obligations hereunder. The Sub-Adviser shall promptly notify the Investment Manager and the Trust in writing of the occurrence of any of the following events: (w) any of the foregoing representations and warranties becomes untrue after the execution of this Agreement; (x) the Sub-Adviser becomes aware that it is subject to any statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; (y) the Sub-Adviser shall have been served or otherwise becomes aware of any action, suit, proceeding, inquiry or investigation applicable to it, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund; and (z) the President of the Sub-Adviser or any portfolio manager of the Fund shall have changed. The Sub-Adviser further agrees to notify the Investment Manager and the Trust promptly if any statement regarding the Sub-Adviser contained in the Trust's Registration Statement with respect to the Fund, or any amendment or supplement thereto, becomes untrue or incomplete in any material respect.

         The Investment Manager represents and warrants to the Sub-Adviser that:
(a) it has received a copy of Part II of the Sub-Adviser's Form ADV; (b) it has full corporate power and authority to enter into this Agreement (including the power and authority to appoint the Sub-Adviser hereunder) and to carry out its terms; and (c) the Fund is either (i) excluded from the definition of the term "pool" under Section 4.5 of the General Regulations under the Commodity Exchange Act ("Rule 4.5"), or (ii) a qualifying entity under Rule 4.5(b) for which a notice of eligibility has been filed.

5. Status of the Sub-Adviser. The services of the Sub-Adviser under this Agreement are not to be deemed exclusive, and the Sub-Adviser is free to render similar services to others so long as its services to the Fund are not impaired thereby. The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Investment Manager or the Fund in any way or otherwise be deemed an agent of the Investment Manager or the Fund.


         Without limiting the foregoing, the Investment Manager represents that it and the Trust understand that the Sub-Adviser now acts, shall continue to act, or may act in the future, as investment adviser or investment sub-adviser to fiduciary and other managed accounts, including other investment companies and that the Investment Manager and the Trust have no objection to the Sub-Adviser so acting, provided that the Sub-Adviser duly performs all obligations under this Agreement. The Investment Manager and the Trust also understand that the Sub-Adviser may give advice and take action with respect to any of its other clients or for its own account which may differ from the timing or nature of action taken by the Sub-Adviser with respect to the Fund. Nothing in this Agreement imposes upon the Sub-Adviser any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Fund, any security which the Sub-Adviser or its partners, officers, employees or affiliates may purchase or sell for its or their own account(s) or for the account of any other client.

6. Certain Records. The Sub-Adviser agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Sub-Adviser's services under this Agreement and the Fund's investments made by the Sub-Adviser as are required by Section 31 under the 1940 Act, and rules and regulations thereunder, and by other applicable legal provisions, including the Investment Advisers of 1940 and the Securities and Exchange Act of 1934, and to preserve such records for the periods and in the manner required by that Section, and those rules, regulations and legal provisions. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Sub-Adviser on behalf of the Fund are the property of the Fund and shall be surrendered promptly to the Fund or the Investment Manager on request.

         The Sub-Adviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Fund's auditors, the Fund or any representative of the Fund, the Investment Manager, or any governmental agency or other instrumentality having regulatory authority over the Fund.

7. Reference to the Sub-Adviser. The Investment Manager and the Trust are authorized to publish and distribute any information, including but not limited to registration statements, advertising or promotional material, regarding the provision of sub-investment advisory services by the Sub-Adviser pursuant to this Agreement and to use in advertising, publicity or otherwise the name of the Sub-Adviser, or any trade name, trademark, trade device, service mark, symbol or logo of the Sub-Adviser, without the prior written consent of the Sub-Adviser. In addition, the Investment Manager may distribute information regarding the provision of sub-investment advisory services by the Sub-Adviser to the Trust's Board of Trustees without the prior written consent of the Sub-Adviser. The Investment Manager shall provide copies of such items to the Sub-Adviser within a reasonable time following such use, publication or distribution.

8. Liability and Indemnification. Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Sub-Adviser shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Investment Manager or the Trust as a result of any error of judgment or mistake of law by the Sub-Adviser with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser for, and the Sub-Adviser shall indemnify and hold harmless the Trust, the Investment Manager, all affiliated persons thereof within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") and all persons, if any who, within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1933 Act"), control ("controlling person") the Trust or the Investment Manager (collectively, "Investment Manager Indemnitees"), against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which any of the Investment Manager Indemnitees may become subject under the 1933 Act, the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the Internal Revenue Code, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Sub-Adviser's responsibilities hereunder (a) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any affiliate of or any person acting on behalf of the Sub-Adviser, or (b) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Fund, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Investment Manager, the Trust or any affiliated person of the Investment Manager or the Trust or upon verbal information confirmed by the Sub-Adviser in writing, or (c) to the extent of, and as a result of, the failure of the Sub-Adviser to execute, or cause to be executed, portfolio investment transactions according to the requirements of the 1940 Act, the Internal Revenue Code, the Registration Statement and the Board/Investment Manager Procedures; provided, however, that in no case is the Sub-Adviser's indemnity in favor of any Investment Manager Indemnitee deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of such person's duties or by reason of such person's reckless disregard of obligations and duties under this Agreement.

         Except as may otherwise be provided by the 1940 Act or any other federal securities law, the Investment Manager shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-Adviser as a result of any error of judgment or mistake of law by the Investment Manager with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Investment Manager for, and the Investment Manager shall indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser and each controlling person of the Sub-Adviser, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Sub-Adviser or such affiliated person or controlling person of the Sub-Adviser may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, law, rule or regulation, at common law or otherwise, arising out of the Investment Manager's responsibilities as investment manager of the Fund (a) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Investment Manager, any of the Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of the Investment Manager, or
(b) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Fund, including any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made other than in reliance upon and in conformity with written information furnished by the Sub-Adviser, or any affiliated person of the Sub-Adviser or other than upon verbal information confirmed by the Sub-Adviser in writing; provided, however, that in no case is the Investment Manager's indemnity in favor of the Sub-Adviser or any affiliated person or controlling person of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of such person's duties or by reason of its reckless disregard of such person's obligations and duties under this Agreement.

9. Duration and Termination. This Agreement is effective as of its execution date, and shall continue in full force and effect with respect to the Fund until June 30, 2006. This Agreement shall continue in full force and effect with respect to the Fund from year to year thereafter so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund voting separately; provided, however, that if the shareholders fail to approve the Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

         This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund or by the Investment Manager on not less than 60 days written notice to the Sub-Adviser, or by the Sub-Adviser at any time without the payment of any penalty on not less than 60 days' written notice to Investment Manager and the Trust. This Agreement shall automatically terminate in the event of its assignment.

         Notices and other writings delivered or mailed postage prepaid to the Investment Manager and the Trust at 32 Old Slip, New York, New York 10005,
Attention: Kaysie Uniacke, or to the Sub-Adviser at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, Attention: Chief Compliance Officer, or to such other address as the Investment Manager or the Sub-Adviser may hereafter specify by written notice to the most recent address specified by the other party, shall be deemed to have been properly delivered or given hereunder to the respective addressee.

         As used in this Section 9, the terms "assignment," "interested persons" and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission under that Act.

         This Agreement shall also terminate in the event that the Management Agreement by and between the Trust on behalf of the Fund and the Investment Manager referred to in Section 1 is terminated.

10. Confidentiality. The Sub-Adviser shall treat confidentially and as proprietary information of the Trust and the Investment Manager all records and other information relative to the Trust, the Fund and the Investment Manager and their prior, present or potential shareholders and clients, and shall not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust and the Investment Manager, which approval shall not be unreasonably withheld and may not be withheld and shall be deemed granted where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities or when so requested by the Trust and the Investment Manager).

         Subject to the provisions of Section 6, the Trust and the Investment Manager shall treat confidentially and as proprietary information of the Sub-Adviser all records and other information relative to the Sub-Adviser, and shall not use such records and information for any purpose other than performance of its responsibilities and duties hereunder and under the Management Agreement (except after prior notification to and approval in writing by the Sub-Adviser, which approval shall not be unreasonably withheld and may not be withheld and shall be deemed granted where the Trust or the Investment Manager may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities or when so requested by the Sub-Adviser.)


11. Use of Goldman Names. The Sub-Adviser shall not, without prior written consent of the Investment Manager, in each instance, (a) use in advertising, publicity or otherwise the name of "Goldman, Sachs & Co." or "Goldman Sachs," including the name of any affiliate, partner or employee of Goldman, Sachs & Co. or any of its affiliates, nor any trade name, trademark, trade device, service mark, symbol, logo or any abbreviation, contraction or simulation thereof owned by Goldman, Sachs & Co. or any of its affiliates; or (b) represent, directly or indirectly, that any product or any service provided by the Sub-Adviser has been approved or endorsed by Goldman, Sachs & Co. or any of its affiliates.

12. Severability. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

13. Amendments. This Agreement may be amended in accordance with the 1940 Act, provided that any amendment, alteration or modification shall be in writing duly executed by the proper officials of the parties hereto.

14. Survival. Sections 7, 8, 10 and 11 shall survive the termination of this Agreement.
         --------

15. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the 1940 Act and the rules and regulations thereunder. To the extent that the applicable laws of the State of New York or any provisions herein conflict with the applicable provisions of the 1940 Act, the latter shall control.

         IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of January 6, 2006.

                                            GOLDMAN SACHS ASSET MANAGEMENT, L.P.


                                            By:_/s/ Kaysie Uniacke______________
                                                ------------------
                                                              Authorized Officer


                           SSgA FUNDS MANAGEMENT, INC.


                                            By: /s/ James Ross_____
                                                --------------     -------------
                                                              Authorized Officer

                                     Annex A
                                       to
                         Sub-Advisory Agreement between
                    Goldman Sachs Asset Management, L.P. and
                           SSgA Funds Management, Inc.


Pursuant to Section 3 of the attached Sub-Advisory Agreement between Goldman Sachs Asset Management, L.P. (the "Investment Manager") and SSgA Funds Management, Inc. (the "Sub-Adviser") with respect to the Goldman Sachs Variable Insurance Trust Equity Index Fund (the "Fund"), the Investment Manager shall pay the Sub-Adviser, in arrears, each calendar quarter a fee at an annual rate equal to the following percentage of the average daily net assets of the Fund (as defined in said Section 3):

                                    |       0.03% on the first $50 million
                                    |       0.02% on the next $200 million
                                    |       0.01% on the next $750 million
                                    |       0.008% over $1 billion.

                     GOLDMAN SACHS VARIABLE INSURANCE TRUST


                        71 South Wacker Drive, Suite 500
                             Chicago, Illinois 60606



Goldman Sachs Asset Management, L.P.
32 Old Slip
New York, New York 10005




                              MANAGEMENT AGREEMENT

                          Dated August 5, 2005 for the
                     GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                EQUITY INDEX FUND


Dear Sirs:

Goldman Sachs Variable Insurance Trust (the "Registrant") is organized as a business trust under the laws of the State of Delaware to engage in the business of an investment company. The shares of the Registrant ("Shares") may be divided into multiple series ("Series"), including the Series listed on Annex A (including any Series added to Annex A in the future, each a "Fund"). Each Series will represent the interests in a separate portfolio of securities and other assets. Each Series may be terminated, and additional Series established, from time to time by action of the Trustees. The Registrant, on behalf of the respective Funds, has selected you to act as an investment adviser and administrator of the Funds designated on Annex A and to provide, either directly or through third parties, certain services with respect to those Funds, as more fully set forth below, and you are willing to act as such investment adviser and administrator and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Registrant agrees with you as follows:

1. Name of Registrant. The Registrant may use any name including or derived from the name "Goldman Sachs" in connection with a Fund only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to your business as investment adviser or administrator. Upon the termination of this Agreement, the Registrant (to the extent that it lawfully can) will cause the Funds to cease to use such a name or any other name indicating that it is advised by or otherwise connected with you or any organization which shall have so succeeded to your business.

2. Affiliated Advisers and Sub-Advisers. At your discretion, you may provide advisory and administration services through your own employees or the employees of one or more affiliated companies that are qualified to act as investment adviser, or administrator to the Registrant under applicable law and are under the common control of Goldman, Sachs & Co. provided that (a) all persons, when providing services hereunder, are functioning as part of an organized group of persons; and (b) such organized group of persons is managed at all times by your authorized officers. You may also engage one or more investment advisers which are either registered as such or specifically exempt from registration under the Investment Advisers Act of 1940, as amended, to act as sub-advisers to provide with respect to any Fund services that are set forth in paragraphs 3 and 6 hereof, all as shall be set forth in a written contract, which contract shall be subject to approval by the vote of a majority of the Trustees who are not interested persons of you, the sub-adviser, or of the Registrant, cast in person at a meeting called for the purpose of voting on such approval and otherwise approved in a manner that is consistent with the terms of the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations thereunder. In the event that one or more sub-advisers are so engaged, you will supervise and oversee the activities of each sub-adviser under its sub-advisory contract on behalf of a Fund.

3. Management Services.

         (a) You will, either directly, through one or more sub-advisers, or both: (i) regularly provide each Fund with investment research, advice and supervision; (ii) furnish continuously an investment program for each Fund consistent with the investment objectives and policies of the Fund; and (iii) determine from time to time what securities shall be purchased for a Fund, what securities shall be held or sold by a Fund, and what portion of a Fund's assets shall be held uninvested as cash, subject always to the provisions of the Registrant's Declaration of Trust and By-Laws and of the 1940 Act, and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Trustees of the Registrant may from time to time establish.

         (b) Subject to the general supervision of the Trustees of the Registrant, you will, either directly, through one or more sub-advisers, or both, provide certain administrative services to each Fund including the following. You will, to the extent such services are not required to be performed by others pursuant to the custodian agreement (or the transfer agency agreement to the extent that a person other than you is serving thereunder as the Registrant's transfer agent), (i) provide supervision of all aspects of each Fund's operations not referred to in paragraph (a) above; (ii) provide each Fund with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund; (iii) arrange for, at the Registrant's expense, (A) the preparation for each Fund of all required tax returns,
         (B) the preparation and submission of reports to existing shareholders and (C) the periodic updating of the Fund's prospectuses and statements of additional information and the preparation of reports filed with the Securities and Exchange Commission and other regulatory authorities;
         (iv) maintain all of the Funds' records; and (v) provide the Funds with adequate office space and all necessary office equipment and services including telephone service, heat, utilities, stationery supplies and similar items.

         (c) You will also provide to the Registrant's Trustees such periodic and special reports as the Trustees may reasonably request. You shall for all purposes herein be deemed to be an independent contractor and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent the Registrant or the Funds in any way or otherwise be deemed an agent of the Registrant or the Funds.

PHTRANS\449028\1                                  - 13 -

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]
PHTRANS\449028\1


         (d) You will maintain all books and records with respect to the Funds' securities transactions required by sub-paragraphs (b)(5), (6), (7),
         (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act (other than those records being maintained by the Funds' custodian or transfer agent) and preserve such records for the periods prescribed therefor by Rule 31a-2 of the 1940 Act. You will also provide to the Registrant's Trustees such periodic and special reports as the Board may reasonably request.

         (e) You will notify the Registrant of any change in your membership within a reasonable time after such change.

         (f) Your services hereunder are not deemed exclusive and you shall be free to render similar services to others.

4. Allocation of Charges and Expenses. You will pay all costs incurred by you in connection with the performance of your duties under paragraph 3. You will pay the compensation and expenses of all personnel of yours and will make available, without expense to the Funds, the services of such of your partners, officers and employees as may duly be elected officers or Trustees of the Registrant, subject to their individual consent to serve and to any limitations imposed by law. You will not be required to pay any expenses of any Fund other than those specifically allocated to you in this paragraph 4. In particular, but without limiting the generality of the foregoing, you will not be required to pay: (a) organization expenses of the Funds; (b) fees and expenses incurred by the Funds in connection with membership in investment company organizations; (c) brokers' commissions; (d) payment for portfolio pricing services to a pricing agent, if any; (e) legal, auditing or accounting expenses (including an allocable portion of the cost of your employees rendering legal and accounting services to the Funds); (f) taxes or governmental fees; (g) the fees and expenses of the transfer agent of the Registrant; (h) the cost of preparing stock certificates or any other expenses, including clerical expenses of issue, redemption or repurchase of Shares of the Funds; (i) the expenses of and fees for registering or qualifying Shares for sale and of maintaining the registration of the Funds and registering the Registrant as a broker or a dealer; (j) the fees and expenses of Trustees of the Registrant who are not affiliated with you; (k) the cost of preparing and distributing reports and notices to shareholders, the Securities and Exchange Commission and other regulatory authorities; (l) the fees or disbursements of custodians of each Fund's assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Registrant insofar as they govern agreements with any such custodian; or (m) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business. You shall not be required to pay expenses of activities which are primarily intended to result in sales of Shares of the Funds.

5. Compensation of the Manager.

         (a) For all services to be rendered and payments made as provided in paragraphs 3 and 4 hereof, the Registrant on behalf of each Fund will pay you each month a fee at an annual rate equal to the percentage of the average daily net assets of the Fund set forth with respect to such Fund on Annex A. The "average daily net assets" of a Fund shall be determined on the basis set forth in the Fund's prospectus(es) or otherwise consistent with the 1940 Act and the regulations promulgated thereunder.

         (b) In addition to the foregoing, you may from time to time agree not to impose all or a portion of your fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse a Fund for all or a portion of its expenses not otherwise required to be borne or reimbursed by you. Any such fee reduction or undertaking may be discontinued or modified by you at any time.

6. Avoidance of Inconsistent Position. In connection with purchases or sales of portfolio securities for the account of the Funds, neither you nor any of your partners, officers or employees will act as a principal, except as otherwise permitted by the 1940 Act. You or your agent (or one or more sub-advisers or their agents) shall arrange for the placing of all orders for the purchase and sale of portfolio securities for each Fund's account with brokers or dealers (including Goldman, Sachs & Co.) selected by you (or them). In the selection of such brokers or dealers (including Goldman, Sachs & Co.) and the placing of such orders, you are directed at all times to seek for the Funds the most favorable execution and net price available. It is also understood that it is desirable for the Funds that you have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to a Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, you are authorized to place orders for the purchase and sale of securities for the Funds with such brokers, subject to review by the Registrant's Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to you in connection with your services to other clients. If any occasion should arise in which you give any advice to your clients concerning the Shares of the Funds, you will act solely as investment counsel for such clients and not in any way on behalf of any Fund. You may, on occasions when you deem the purchase or sale of a security to be in the best interests of a Fund as well as your other customers (including any other Series or any other investment company or advisory account for which you or any of your affiliates acts as an investment adviser), aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased in order to obtain the best net price and the most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by you in the manner you consider to be the most equitable and consistent with your fiduciary obligations to the Fund and to such other customers.

7. Limitation of Liability of Manager and Fund. You shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on your part in the performance of your duties or from reckless disregard by you of your obligations and duties under this Agreement. Any person, even though also employed by you, who may be or become an employee of and paid by the Registrant or the Funds shall be deemed, when acting within the scope of his employment by the Funds, to be acting in such employment solely for the Funds and not as your employee or agent. A Fund shall not be liable for any claims against any other Fund or Series of the Registrant.

8. Duration and Termination of this Agreement. This Agreement shall remain in force as to each Fund until June 30, 2006 and shall continue for periods of one year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Registrant and have no financial interest in this Agreement, cast in person at a meeting called for the purpose of voting on such approval and (b) by a vote of a majority of the Trustees of the Registrant or of a majority of the outstanding voting securities of such Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, on 60 days written notice to the other party, be terminated in its entirety or as to a particular Fund at any time without the payment of any penalty, by the Trustees of the Registrant, by vote of a majority of the outstanding voting securities of a Fund, or by you. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "interested person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

9. Amendment of this Agreement. No provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective as to a Fund until approved by vote of the holders of a majority of the outstanding voting securities of such Fund and by a majority of the Trustees of the Registrant, including a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Registrant and have no financial interest in this Agreement, cast in person at a meeting called for the purpose of voting on such amendment. Notwithstanding the foregoing, this Agreement may be amended at any time to add to a new Fund to Annex A, or for any other reason permitted by the 1940 Act and the regulations and interpretations thereunder, provided such amendment is approved by a majority of the Trustees of the Registrant, including a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Registrant and have no financial interest in this Agreement. This paragraph does not apply to any agreement described in paragraph 5(b) hereof, which shall be effective during the period you specify in a prospectus, sticker, or other document made available to current or prospective shareholders.

10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         The name Goldman Sachs Variable Insurance Trust is the designation of the Trustees for the time being under an Agreement and Declaration of Trust dated September 16, 1997 as amended from time to time, and all persons dealing with the Trust or a Fund must look solely to the property of the Trust or such Fund for the enforcement of any claims as none of the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust.

         If you are in agreement with the foregoing, please sign the form of acceptance on the Registrant counterpart of this letter and return such counterpart to the Registrant, whereupon this letter shall become a binding contract.


Yours very truly,

                                       GOLDMAN SACHS VARIABLE INSURANCE TRUST



Attest:                                              By:_/s/ Kaysie Uniacke_____
       ---------------------------                      ------------------------
                                                     Name: Kaysie Uniacke
Position:  _____________________                Position: President


The foregoing Agreement is hereby accepted as of the date thereof.


                                            GOLDMAN SACHS ASSET MANAGEMENT, L.P.






Attest:                                              By: _/s/ Howard B. Surloff_
       ----------------------------                     ------------------------
                                                     Name: Howard B. Surloff
Position:  ______________________   Position: Managing Director

                                                          Annex A


Goldman Sachs Asset Management L.P. will provide the services provided for in the attached Management Agreement to the Fund listed below for the annual fee rates indicated.


Name of Fund                                                 Annual Fee Rate

Goldman Sachs Equity Index Fund                               0.30%

                     GOLDMAN SACHS VARIABLE INSURANCE TRUST


                                4900 Sears Tower
                             Chicago, Illinois 60606



Goldman Sachs Asset Management              Goldman Sachs Asset Management
One New York Plaza                                    International
New York, New York 10004                    133 Peterborough Ct.
                                                     London, England



                              MANAGEMENT AGREEMENT


Dear Sirs:

Goldman Sachs Variable Insurance Trust (the "Registrant") is organized as a business trust under the laws of the State of Delaware to engage in the business of an investment company. The shares of the Registrant ("Shares") may be divided into multiple series ("Series"), including the Series listed on Annex A (including any Series added to Annex A in the future, each a "Fund"). Each Series will represent the interests in a separate portfolio of securities and other assets. Each Series may be terminated, and additional Series established, from time to time by action of the Trustees. The Registrant on behalf of each Fund has selected you to act as an investment adviser and administrator of each Fund as designated on Annex A and to provide certain services, as more fully set forth below, and you are willing to act as such investment adviser and administrator and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Registrant agrees with you as follows:

1. Name of Registrant. The Registrant may use any name including or derived from the name "Goldman Sachs" in connection with a Fund only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to your business as investment adviser or administrator. Upon the termination of this Agreement, the Registrant (to the extent that it lawfully can) will cause the Funds to cease to use such a name or any other name indicating that it is advised by or otherwise connected with you or any organization which shall have so succeeded to your business.

2. Affiliated Advisers and Sub-Advisers. At your discretion, you may provide advisory and administration services through your own employees or the employees of one or more affiliated companies that are qualified to act as investment adviser, or administrator to the Registrant under applicable law and are under the common control of Goldman Sachs & Co. provided that (i) all persons, when providing services hereunder, are functioning as part of an organized group of persons; and (ii) that such organized group of persons is managed at all times by your authorized officers. You may also engage one or more investment advisers which are either registered as such or specifically exempt from registration under the Investment Advisers Act of 1940, as amended, to act as sub-advisers to provide with respect to any Fund certain services set forth in Paragraphs 3 and 6 hereof, all as shall be set forth in a written contract to which the Registrant, on behalf of the particular Fund, and you shall be parties, which contract shall be subject to approval by the vote of a majority of the Trustees who are not interested persons of you, the sub-adviser, or of the Registrant, cast in person at a meeting called for the purpose of voting on such approval and by the vote of a majority of the outstanding voting securities of the Fund and otherwise consistent with the terms of the Investment Company Act of 1940, as amended (the "1940 Act").

3. Management Services.

                  (a) You will regularly provide each Fund with investment research, advice and supervision and will furnish continuously an investment program for each Fund consistent with the investment objectives and policies of the Fund. You will determine from time to time what securities shall be purchased for a Fund, what securities shall be held or sold by a Fund, and what portion of a Fund's assets shall be held uninvested as cash, subject always to the provisions of the Registrant's Declaration of Trust and By-Laws and of the 1940 Act, and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Trustees of the Registrant may from time to time establish.

                  (b) Subject to the general supervision of the Trustees of the Registrant, you will provide certain administrative services to each Fund. You will, to the extent such services are not required to be performed by others pursuant to the custodian agreement (or the transfer agency agreement to the extent that a person other than you is serving thereunder as the Registrant's transfer agent), (i) provide supervision of all aspects of each Fund's operations not referred to in paragraph (a) above; (ii) provide each Fund with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund; (iii) arrange for, at the Registrant's expense, (a) the preparation for each Fund of all required tax returns, (b) the preparation and submission of reports to existing shareholders and (c) the periodic updating of the Fund's prospectuses and statements of additional information and the preparation of reports filed with the Securities and Exchange Commission and other regulatory authorities; (iv) maintain all of the Funds' records; and (v) provide the Funds with adequate office space and all necessary office equipment and services including telephone service, heat, utilities, stationery supplies and similar items.

                  (c) You will also provide to the Registrant's Trustees such periodic and special reports as the Trustees may reasonably request. You shall for all purposes herein be deemed to be an independent contractor and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent the Registrant or the Funds in any way or otherwise be deemed an agent of the Registrant or the Funds.

                  (d) You will maintain all books and records with respect to the Funds' securities transactions required by sub-paragraphs (b)(5),
         (6), (7), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act (other than those records being maintained by the Fund's custodian or transfer agent) and preserve such records for the periods prescribed therefor by Rule 31a-2 of the 1940 Act. You will also provide to the Registrant's Trustees such periodic and special reports as the Board may reasonably request.

                  (e) You will notify the Registrant of any change in your membership within a reasonable time after such change.

                  (f) Your services hereunder are not deemed exclusive and you shall be free to render similar services to others.

4. Allocation of Charges and Expenses. You will pay all costs incurred by you in connection with the performance of your duties under paragraph 3. You will pay the compensation and expenses of all personnel of yours and will make available, without expense to the Funds, the services of such of your partners, officers and employees as may duly be elected officers or Trustees of the Registrant, subject to their individual consent to serve and to any limitations imposed by law. You will not be required to pay any expenses of any Fund other than those specifically allocated to you in this Paragraph 4. In particular, but without limiting the generality of the foregoing, you will not be required to pay: (i) organization expenses of the Funds; (ii) fees and expenses incurred by the Funds in connection with membership in investment company organizations; (iii) brokers' commissions; (iv) payment for portfolio pricing services to a pricing agent, if any; (v) legal, auditing or accounting expenses (including an allocable portion of the cost of your employees rendering legal and accounting services to the Fund); (vi) taxes or governmental fees; (vii) the fees and expenses of the transfer agent of the Registrant; (viii) the cost of preparing stock certificates or any other expenses, including clerical expenses of issue, redemption or repurchase of Shares of the Fund; (ix) the expenses of and fees for registering or qualifying Shares for sale and of maintaining the registration of the Funds and registering the Registrant as a broker or a dealer; (x) the fees and expenses of Trustees of the Registrant who are not affiliated with you; (xi) the cost of preparing and distributing reports and notices to shareholders, the Securities and Exchange Commission and other regulatory authorities; (xii) the fees or disbursements of custodians of each Fund's assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Registrant insofar as they govern agreements with any such custodian; or (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business. You shall not be required to pay expenses of activities which are primarily intended to result in sales of Shares of the Funds.

5. Compensation of the Manager.

                  (a) For all services to be rendered and payments made as provided in Paragraphs 3 and 4 hereof, the Registrant on behalf of each Fund will pay you each month a fee at an annual rate equal to the percentage of the average daily net assets of the Fund set forth with respect to such Fund on Annex A. The "average daily net assets" of a Fund shall be determined on the basis set forth in the Fund's prospectus(es) or otherwise consistent with the 1940 Act and the regulations promulgated thereunder.

                  (b) In addition to the foregoing, you may from time to time agree not to impose all or a portion of your fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse a Fund for all or a portion of its expenses not otherwise required to be borne or reimbursed by you. Any such fee reduction or undertaking may be discontinued or modified by you at any time.

6. Avoidance of Inconsistent Position. In connection with purchases or sales of portfolio securities for the account of the Funds, neither you nor any of your partners, officers or employees will act as a principal, except as otherwise permitted by the 1940 Act. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities for each Fund's account with brokers or dealers (including Goldman, Sachs & Co.) selected by you. In the selection of such brokers or dealers (including Goldman, Sachs & Co.) and the placing of such orders, you are directed at all times to seek for the Funds the most favorable execution and net price available. It is also understood that it is desirable for the Funds that you have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to a Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, you are authorized to place orders for the purchase and sale of securities for the Funds with such brokers, subject to review by the Registrant's Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to you in connection with your services to other clients. If any occasion should arise in which you give any advice to your clients concerning the Shares of the Funds, you will act solely as investment counsel for such clients and not in any way on behalf of any Fund. You may, on occasions when you deem the purchase or sale of a security to be in the best interests of a Fund as well as your other customers (including any other Series or any other investment company or advisory account for which you or any of your affiliates acts as an investment adviser), aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased in order to obtain the best net price and the most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by you in the manner you consider to be the most equitable and consistent with your fiduciary obligations to the Fund and to such other customers. In addition, you are authorized to take into account the sale of Shares of the Registrant in allocating purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with you), provided that you believe that the quality of the transaction and the commission is comparable to what they would be with other qualified firms.

7. Limitation of Liability of Manager and Fund. You shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on your part in the performance of your duties or from reckless disregard by you of your obligations and duties under this Agreement. Any person, even though also employed by you, who may be or become an employee of and paid by the Registrant or the Funds shall be deemed, when acting within the scope of his employment by the Funds, to be acting in such employment solely for the Funds and not as your employee or agent. A Fund shall not be liable for any claims against any other Fund or Series of the Registrant.

8. Duration and Termination of this Agreement. This Agreement shall remain in force as to each Fund until June 30, 1999 and shall continue for periods of one year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Registrant and have no financial interest in this Agreement, cast in person at a meeting called for the purpose of voting on such approval and (b) by a vote of a majority of the Trustees of the Registrant or of a majority of the outstanding voting securities of such Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, on 60 days written notice to the other party, be terminated in its entirety or as to a particular Fund at any time without the payment of any penalty, by the Trustees of the Registrant, by vote of a majority of the outstanding voting securities of a Fund, or by you. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "interested person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

9. Amendment of this Agreement. No provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective as to a Fund until approved by vote of the holders of a majority of the outstanding voting securities of such Fund and by a majority of the Trustees of the Registrant, including a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Registrant and have no financial interest in this Agreement, cast in person at a meeting called for the purpose of voting on such amendment. Notwithstanding the foregoing, this Agreement may be amended at any time to add to a new Fund to Annex A, or for any other reason permitted by the 1940 Act and the regulations and interpretations thereunder, provided such amendment is approved by a majority of the Trustees of the Registrant, including a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Registrant and have no financial interest in this Agreement. This Paragraph does not apply to any agreement described in Paragraph 5(b) hereof, which shall be effective during the period you specify in a prospectus, sticker, or other document made available to current or prospective shareholders.

10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         The name Goldman Sachs Variable Insurance Trust is the designation of the Trustees for the time being under an Agreement and Declaration of Trust dated September 16, 1997 as amended from time to time, and all persons dealing with the Trust or a Fund must look solely to the property of the Trust or such Fund for the enforcement of any claims as none of Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust. No Fund shall be liable for any claims against any other Series.

         If you are in agreement with the foregoing, please sign the form of acceptance on the Registrant counterpart of this letter and return such counterpart to the Registrant, whereupon this letter shall become a binding contract.


Yours very truly,

                                          GOLDMAN SACHS VARIABLE INSURANCE TRUST



Attest:                                                 By: /s/ Kaysie Uniacke
       ---------------------------                         ---------------------
                                 Kaysie Uniacke
Secretary of the Registrant                         President of the Registrant


The foregoing Agreement is hereby accepted as of the date thereof.



                                               GOLDMAN SACHS ASSET MANAGEMENT,
                                             a division of Goldman, Sachs & Co.

Attest:                                           By: /s/ Howard B. Surloff
                                                     Howard B. Surloff
Counsel to the Funds Group                  Managing Director




                                   GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL,
                                           an affiliate of Goldman, Sachs & Co.

Attest:                                         By: /s/ Howard B. Surloff
       ----------------------------                -----------------------
                                                     Howard B. Surloff
Counsel to the Funds Group                  Managing Director

                                     Annex A
                                             August 5, 2005

The division of investment adviser and administrator services and the compensation for such services shall be as follows:


Goldman Sachs Asset Management                        Annual Rate (%)

Goldman Sachs Growth and Income Fund                          0.54
Goldman Sachs Mid Cap Value Fund                     0.80
Goldman Sachs CORE Small Cap Equity Fund             0.75
Goldman Sachs CORE U.S. Equity Fund                  0.65
Goldman Sachs Capital Growth Fund                    0.75
Goldman Sachs Growth Opportunities Fund                       1.00

Goldman Sachs Asset Management International

Goldman Sachs International Equity Fund                       1.00

Goldman Sachs Fixed Income and Money Market Funds:

Goldman Sachs Government Income Fund            0.54
Goldman Sachs Core Fixed Income Fund                             0.40
Goldman Sachs Money Market Fund                                         0.35



GOLDMAN SACHS VARIABLE INSURANCE TRUST


By: /s/ Kaysie Uniacke_______
       Kaysie Uniacke
       President of the Registrant


GOLDMAN SACHS ASSET MANAGEMENT,
a division of Goldman, Sachs & Co.


By: _/s/ Howard B. Surloff _
    Howard B. Surloff
    Managing Director


GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL, an affiliate of Goldman, Sachs & Co.


By: /s/ Howard B. Surloff _
     Howard B. Surloff
     Managing Director